SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported) March 29, 1997

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                         COUNTRY STAR RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

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   Delaware                  33-67526-A                    62-1536550
(State or other           (Commission File               (IRS Employer
jurisdiction of               Number)                  Identification No.)
incorporation)

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 11150 Santa Monica Boulevard, Suite 650, Los Angeles, CA       90025
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  310/268-2200

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Item 7. Financial Statements, Pro Forma
        Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits

     16.1 Letter re change in Certifying Account


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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Los Angeles, State of California on April 23, 1997.

                                              COUNTRY STAR RESTAURANTS, INC.
                                                       (Registrant)

Dated:     April 23, 1997                     /s/ Dan J. Rubin
                                         --------------------------------
                                                  (Signature)
                                         Dan J. Rubin, Chief Executive
                                             Officer and President


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